UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-1444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	2/28

Date of reporting period:	2/28/09

ITEM 1.	REPORT TO STOCKHOLDERS

  FEBRUARY 28, 2009

Annual Report to Shareholders

DWS S&P 500 Plus Fund (formerly DWS Enhanced S&P 500 Index Fund)

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

35 Financial Statements

39 Financial Highlights

44 Notes to Financial Statements

54 Report of Independent Registered Public Accounting Firm

55 Tax Information

56 Summary of Management Fee Evaluation by Independent Fee Consultant

61 Summary of Administrative Fee Evaluation by Independent Fee Consultant

62 Board Members and Officers

66 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may not be able to replicate the S&P 500 Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the potential underperformance of stocks selected. The index is not available for direct investment, and there are no fees or expenses associated with the index's performance. This fund is not sponsored, endorsed, sold, nor promoted by Standard & Poor's®, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. The global alpha overlay strategy may use instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2009

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated January 1, 2009 are 0.74%, 1.49%, 1.50% and 0.98% for Class A, Class B, Class C and Class R shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on July 2, 2001 and for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares for the period of DWS S&P 500 Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/09
DWS S&P 500 Plus Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	-40.00%	-13.29%	-5.64%	-3.39%
Class B	-40.45%	-13.93%	-6.34%	-4.13%
Class C	-40.52%	-13.95%	-6.33%	-4.13%
Class R	-40.10%	-13.52%	-5.86%	-3.61%
S&P 500® Index+	-43.32%	-15.11%	-6.63%	-4.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
Net Asset Value
	Class A	Class B	Class C	Class R
Net Asset Value: 2/28/09	$ 7.25	$ 7.08	$ 7.09	$ 7.17
2/29/08	$ 12.27	$ 12.00	$ 12.03	$ 12.13
Distribution Information: Twelve Months as of 2/28/09: Income Dividends	$ .14	$ .08	$ .08	$ .12
Class A Lipper Rankings — Large Cap Core Funds Category as of 2/28/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	207	of	858	25
3-Year	174	of	715	25
5-Year	166	of	603	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS S&P 500 Plus Fund — Class A [] S&P 500 Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/09
DWS S&P 500 Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$5,655	$6,144	$7,051	$6,721
	Average annual total return	-43.45%	-14.99%	-6.75%	-3.98%
Class B	Growth of $10,000	$5,778	$6,263	$7,143	$6,616
	Average annual total return	-42.22%	-14.44%	-6.51%	-4.13%
Class C	Growth of $10,000	$5,948	$6,371	$7,212	$6,616
	Average annual total return	-40.52%	-13.95%	-6.33%	-4.13%
Class R	Growth of $10,000	$5,990	$6,468	$7,395	$6,973
	Average annual total return	-40.10%	-13.52%	-5.86%	-3.61%
S&P 500 Index+	Growth of $10,000	$5,668	$6,118	$7,095	$6,686
	Average annual total return	-43.32%	-15.11%	-6.63%	-4.04%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated January 1, 2009 is 0.50% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/28/09
DWS S&P 500 Plus Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	-39.87%	-13.07%	-5.40%	-3.15%
S&P 500 Index+	-43.32%	-15.11%	-6.63%	-4.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
Net Asset Value
Class S
Net Asset Value: 2/28/09	$ 7.18
2/29/08	$ 12.15
Distribution Information: Twelve Months as of 2/28/09: Income Dividends	$ .16
Class S Lipper Rankings — Large Cap Core Funds Category as of 2/28/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	199	of	858	24
3-Year	165	of	715	24
5-Year	147	of	603	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS S&P 500 Plus Fund — Class S [] S&P 500 Index+

Yearly periods ended February 28
Comparative Results as of 2/28/09
DWS S&P 500 Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$6,013	$6,570	$7,575	$7,309
	Average annual total return	-39.87%	-13.07%	-5.40%	-3.15%
S&P 500 Index+	Growth of $10,000	$5,668	$6,118	$7,095	$6,686
	Average annual total return	-43.32%	-15.11%	-6.63%	-4.04%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns began on May 31, 1999.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2008 to February 28, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2009
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 606.40	$ 604.50	$ 603.90	$ 606.00	$ 606.80
Expenses Paid per $1,000*	$ 4.42	$ 7.48	$ 7.40	$ 5.42	$ 3.59
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 1,019.29	$ 1,015.47	$ 1,015.57	$ 1,018.05	$ 1,020.33
Expenses Paid per $1,000*	$ 5.56	$ 9.39	$ 9.30	$ 6.80	$ 4.51
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS S&P 500 Plus Fund	1.11%	1.88%	1.86%	1.36%	.90%

Effective January 1, 2009, in conjunction with a change in the portfolio management team and the way the Fund is managed, the expenses of the Fund changed. The example in the table below reflects this updated expense structure.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2009
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 606.40	$ 604.50	$ 603.90	$ 606.00	$ 606.80
Expenses Paid per $1,000*	$ 2.95	$ 5.93	$ 5.97	$ 3.90	$ 1.99
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/09	$ 1,021.12	$ 1,017.41	$ 1,017.36	$ 1,019.93	$ 1,022.32
Expenses Paid per $1,000*	$ 3.71	$ 7.45	$ 7.50	$ 4.91	$ 2.51
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS S&P 500 Plus Fund	.74%	1.49%	1.50%	.98%	.50%
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS S&P 500 Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS S&P 500 Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Global Head of Portfolio Management/Trading for iGAP and Currency; member of iGAP Global Oversight Committee: New York.

• Joined the Company in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products.

• Joined the fund in 2008.

• BS in economics from The Wharton School, University of Pennsylvania.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Senior portfolio manager for Quantitative Strategies Group; member of iGAP Global Oversight Committee: New York.

• Joined the Company in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

• Joined the fund in 2008.

• BA & MBA from University of Miami.

Russell Shtern, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Lead Portfolio Manager for Tax Managed Equity strategies as part of Quantitative Strategies Group: New York.

• Joined the Company in 1999 and previously served as a trader's assistant supporting program, options and equity swaps trading desks.

• Joined the fund in 2008.

• BBA from Pace University.

In the following interview, the portfolio management team discusses market conditions and DWS S&P 500 Plus Fund's investment strategy during the 12-month period ended February 28, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the market environment over the past year?

A: In the mid-year report for this fund, published six months ago, we described the first half of the fund's fiscal year as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been pronounced deterioration in the economy and financial markets, not only in the US but throughout the world. At mid-year 2008, it appeared that international markets, especially the emerging economies whose growth had supported commodity prices, might avoid the weakness affecting the US. As the year progressed, however, it became clear that the economic recession that began in the US had spread to the rest of the world, and nearly every world market declined sharply. With the economy and financial markets closely interrelated, the limited availability of credit and a lack of investor confidence hit asset prices and contributed to a slowing economy. After the September failure of a major investment bank, credit markets became so intolerant of risk that for a time they were essentially frozen. As fearful investors sought the protection of US Treasury securities, there was a pronounced decline in the equity market and in essentially all asset classes that carry risk.

Essentially all equity indices posted sharply negative returns for the 12 months ended February 28, 2009. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -43.51% for the period.1 The large-cap Russell 1000® Index posted a return of -43.62% over the same period, with value stocks weaker than growth stocks.2 The return of the Russell 1000® Growth Index was -40.03%, compared with -47.35% for the Russell 1000® Value Index during the period.3

All 10 industry sectors within the Standard & Poor's 500® (S&P 500) Index posted negative returns for the 12-month period ended February 28, 2009.4 The weakest sector was financials, down more than 60%; the strongest was consumer staples, with a return of approximately -18%.

Q: How did the fund perform during this period?

A: DWS S&P 500 Plus Fund (Class A shares) produced a total return of -40.00% for the 12 months ended February 28, 2009. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return was above that of its benchmark, the S&P 500 Index, which returned -43.32%.

Q: How is the fund managed?

A: A change in the portfolio management team and the way the fund is managed became effective January 1, 2009.

The fund seeks long-term growth and income through an investment program with two main components or strategies. The fund's primary strategy (the "Index Strategy") seeks to replicate the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) by investing primarily in the securities of the companies included in the S&P 500 and derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500. The fund also employs a global tactical asset allocation overlay component, which DWS Investments calls the iGAP strategy (integrated Global Alpha Platform). This strategy seeks to enhance the returns provided by the Index Strategy.

The Index Strategy is implemented by investing primarily in the securities of the companies included in the S&P 500 and derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. Futures contracts and options are used as a low-cost method of gaining exposure to a particular market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the fund, with the goal of obtaining a high correlation to the S&P 500 Index while seeking to keep the fund as fully invested as reasonably possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the fund invests in a statistically selected sample of the securities found in the S&P 500 Index using a process known as "optimization." This process is intended to select stocks for the fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the S&P 500 Index.

In addition to the fund's Index Strategy, we seek to enhance returns by employing the iGAP strategy, which attempts to take advantage of short-term and medium-term mispricings within global equity, bond and currency markets. The iGAP strategy is implemented through the use of derivatives, which are contracts or other instruments whose value is based on, for example, indices, currencies or securities. This strategy primarily uses exchange-traded futures contracts on global bonds, equities and currencies and over-the-counter forward currency contracts, and is expected to have a low correlation to the fund's holdings.

Q: What investment decisions had the greatest impact on performance over the last year?

A: While very few stocks had positive returns over this period, among those that made positive contributions to absolute return were McDonald's Corporation, tax preparer H&R Block, Inc. and Rohm & Haas Company, a specialty materials company that has reached an agreement to be acquired by Dow Chemical Company. Positions that detracted most from return include Hartford Financial Services Group and retailer Lowe's Companies.

The main reason for the fund's outperformance relative to its benchmark was that it had underweight positions relative to the S&P 500 Index in some of the worst-performing stocks, including Merrill Lynch & Co., Inc.* and Lehman Brothers Holdings, Inc.*5

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, while the Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
* Not held in the portfolio as of February 28, 2009.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/28/09	2/29/08

Common Stocks	92%	99%
Government & Agency Obligations	7%	—
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	2/28/09	2/29/08

Information Technology	17%	14%
Health Care	16%	13%
Energy	14%	15%
Consumer Staples	13%	12%
Financials	10%	14%
Industrials	10%	12%
Consumer Discretionary	8%	7%
Utilities	5%	5%
Telecommunication Services	4%	3%
Materials	3%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings February 28, 2009 (20.2% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	4.9%
2. Procter & Gamble Co. Manufacturer of diversified consumer products	2.0%
3. AT&T, Inc. Provider of communications services	2.0%
4. Johnson & Johnson Provider of health care products	1.9%
5. Microsoft Corp. Developer of computer software	1.8%
6. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.8%
7. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.7%
8. Wal-Mart Stores, Inc. Operator of discount stores and supercenters	1.6%
9. General Electric Co. Provider of technology, media and financial services	1.3%
10. JPMorgan Chase & Co. Provider of global financial services	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Investment Portfolio as of February 28, 2009

	Shares	Value ($)

Common Stocks 91.1%
Consumer Discretionary 7.6%
Auto Components 0.1%
Goodyear Tire & Rubber Co.*	1,600	7,104
Johnson Controls, Inc.	4,500	51,210
		58,314
Automobiles 0.1%
Ford Motor Co.* (a)	16,950	33,900
General Motors Corp.	4,400	9,900
Harley-Davidson, Inc. (a)	1,600	16,160
		59,960
Distributors 0.1%
Genuine Parts Co.	1,400	39,396
Diversified Consumer Services 0.2%
Apollo Group, Inc. "A"*	800	58,000
H&R Block, Inc.	2,604	49,736
		107,736
Hotels Restaurants & Leisure 1.4%
Carnival Corp. (Unit)	3,500	68,460
Darden Restaurants, Inc.	1,100	29,854
International Game Technology	2,200	19,404
Marriott International, Inc. "A"	2,100	29,736
McDonald's Corp.	8,708	454,993
Starbucks Corp.*	6,200	56,730
Starwood Hotels & Resorts Worldwide, Inc.	1,300	15,067
Wyndham Worldwide Corp.	1,600	5,904
Wynn Resorts Ltd.* (a)	400	8,380
Yum! Brands, Inc.	3,600	94,608
		783,136
Household Durables 0.3%
Black & Decker Corp.	400	9,468
Centex Corp.	900	5,589
D.R. Horton, Inc.	2,000	16,900
Fortune Brands, Inc.	1,400	33,250
Harman International Industries, Inc.	400	4,248
KB HOME	500	4,450
Leggett & Platt, Inc.	1,000	11,430
Lennar Corp. "A"	1,200	8,016
Newell Rubbermaid, Inc.	1,700	9,605
Pulte Homes, Inc.	1,500	13,770
Snap-on, Inc.	600	14,154
The Stanley Works	500	13,380
Whirlpool Corp. (a)	600	13,338
		157,598
Internet & Catalog Retail 0.3%
Amazon.com, Inc.*	2,500	161,975
Expedia, Inc.*	1,800	14,346
		176,321
Leisure Equipment & Products 0.1%
Eastman Kodak Co.	1,700	5,423
Hasbro, Inc.	800	18,312
Mattel, Inc.	3,300	39,072
		62,807
Media 2.2%
CBS Corp. "B"	5,200	22,204
Comcast Corp. "A"	22,600	295,156
Gannett Co., Inc. (a)	2,217	7,183
Interpublic Group of Companies, Inc.*	3,400	12,954
McGraw-Hill Companies, Inc.	2,200	43,406
New York Times Co. "A" (a)	1,200	4,956
News Corp. "A"	18,300	101,748
Omnicom Group, Inc.	2,500	60,075
Scripps Networks Interactive "A"	900	17,919
The DIRECTV Group, Inc.*	4,300	85,742
Time Warner, Inc.	28,400	216,692
Viacom, Inc. "B"*	4,700	72,333
Walt Disney Co.	14,500	243,165
		1,183,533
Multiline Retail 0.7%
Big Lots, Inc.*	800	12,408
Family Dollar Stores, Inc.	1,100	30,184
J.C. Penney Co., Inc.	1,700	26,061
Kohl's Corp.*	2,300	80,822
Macy's, Inc.	2,900	22,823
Nordstrom, Inc. (a)	1,100	14,817
Sears Holdings Corp.* (a)	500	18,380
Target Corp.	6,000	169,860
		375,355
Specialty Retail 1.7%
Abercrombie & Fitch Co. "A"	500	10,995
AutoNation, Inc.*	600	5,988
AutoZone, Inc.*	300	42,669
Bed Bath & Beyond, Inc.*	1,800	38,340
Best Buy Co., Inc.	2,800	80,696
GameStop Corp. "A"*	1,200	32,304
Home Depot, Inc.	13,400	279,926
Limited Brands, Inc.	1,900	14,611
Lowe's Companies, Inc.	11,600	183,744
Office Depot, Inc.*	2,500	2,625
RadioShack Corp.	1,200	8,796
Staples, Inc.	5,700	90,915
The Gap, Inc.	3,600	38,844
The Sherwin-Williams Co.	800	36,760
Tiffany & Co.	900	17,136
TJX Companies, Inc.	3,200	71,264
		955,613
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.*	2,400	33,552
Jones Apparel Group, Inc.	800	2,152
NIKE, Inc. "B"	3,118	129,491
Polo Ralph Lauren Corp.	400	13,788
VF Corp.	700	36,330
		215,313
Consumer Staples 12.3%
Beverages 2.5%
Brown-Forman Corp. "B"	800	34,384
Coca-Cola Co.	15,439	630,683
Coca-Cola Enterprises, Inc.	2,800	32,144
Constellation Brands, Inc. "A"*	1,300	16,965
Dr. Pepper Snapple Group, Inc.*	1,700	23,885
Molson Coors Brewing Co. "B"	1,200	42,276
Pepsi Bottling Group, Inc.	1,100	20,350
PepsiCo, Inc.	12,005	577,921
		1,378,608
Food & Staples Retailing 3.3%
Costco Wholesale Corp.	3,500	148,190
CVS Caremark Corp.	11,300	290,862
Kroger Co.	4,900	101,283
Safeway, Inc.	3,244	60,014
SUPERVALU, Inc.	1,900	29,659
Sysco Corp.	4,800	103,200
Wal-Mart Stores, Inc.	17,488	861,109
Walgreen Co.	7,800	186,108
Whole Foods Market, Inc. (a)	900	10,935
		1,791,360
Food Products 1.8%
Archer-Daniels-Midland Co.	5,000	133,300
Campbell Soup Co.	1,700	45,509
ConAgra Foods, Inc.	3,500	52,780
Dean Foods Co.*	1,200	24,540
General Mills, Inc.	2,484	130,360
H.J. Heinz Co.	2,400	78,408
Kellogg Co.	2,000	77,840
Kraft Foods, Inc. "A"	11,519	262,403
McCormick & Co., Inc.	1,100	34,485
Sara Lee Corp.	5,500	42,405
The Hershey Co.	1,300	43,797
The J.M. Smucker Co.	1,000	37,120
Tyson Foods, Inc. "A"	1,900	16,017
		978,964
Household Products 2.9%
Clorox Co.	1,100	53,460
Colgate-Palmolive Co.	4,000	240,720
Kimberly-Clark Corp.	3,106	146,323
Procter & Gamble Co.	23,187	1,116,918
		1,557,421
Personal Products 0.2%
Avon Products, Inc.	3,500	61,565
Estee Lauder Companies, Inc. "A"	1,000	22,650
		84,215
Tobacco 1.6%
Altria Group, Inc.	16,003	247,086
Lorillard, Inc.	1,400	81,816
Philip Morris International, Inc.	15,703	525,580
Reynolds American, Inc.	1,400	47,012
		901,494
Energy 12.6%
Energy Equipment & Services 1.6%
Baker Hughes, Inc.	2,400	70,344
BJ Services Co.	2,200	21,274
Cameron International Corp.*	1,500	28,920
Diamond Offshore Drilling, Inc.	600	37,584
ENSCO International, Inc.	1,200	29,496
Halliburton Co.	6,900	112,539
Nabors Industries Ltd.*	2,300	22,333
National-Oilwell Varco, Inc.*	3,400	90,882
Noble Corp.	2,100	51,639
Rowan Companies, Inc.	1,000	12,110
Schlumberger Ltd.	9,541	363,130
Smith International, Inc.	1,700	36,516
		876,767
Oil, Gas & Consumable Fuels 11.0%
Anadarko Petroleum Corp.	3,482	121,696
Apache Corp.	2,686	158,716
Cabot Oil & Gas Corp.	600	12,222
Chesapeake Energy Corp.	3,889	60,824
Chevron Corp.	15,800	959,218
ConocoPhillips	11,777	439,871
CONSOL Energy, Inc.	1,400	38,150
Devon Energy Corp.	3,392	148,129
El Paso Corp.	4,800	32,400
EOG Resources, Inc.	2,000	100,080
ExxonMobil Corp.	39,379	2,673,834
Hess Corp.	2,100	114,849
Marathon Oil Corp.	5,608	130,498
Massey Energy Co.	600	6,930
Murphy Oil Corp.	1,400	58,534
Noble Energy, Inc.	1,200	54,648
Occidental Petroleum Corp.	6,300	326,781
Peabody Energy Corp.	1,900	44,973
Pioneer Natural Resources Co.	800	11,672
Range Resources Corp.	1,300	46,241
Southwestern Energy Co.*	2,800	80,556
Spectra Energy Corp.	5,000	65,000
Sunoco, Inc.	800	26,760
Tesoro Corp.	900	13,284
Valero Energy Corp.	4,200	81,396
Williams Companies, Inc.	4,800	54,240
XTO Energy, Inc.	4,525	143,261
		6,004,763
Financials 9.0%
Capital Markets 2.1%
American Capital Ltd. (a)	1,800	2,430
Ameriprise Financial, Inc.	1,716	27,353
Bank of New York Mellon Corp.	8,952	198,466
Charles Schwab Corp.	6,900	87,699
E*TRADE Financial Corp.*	4,700	3,760
Federated Investors, Inc. "B"	900	16,974
Franklin Resources, Inc.	1,200	54,960
Invesco Ltd.	2,700	30,861
Janus Capital Group, Inc.	1,100	4,851
Legg Mason, Inc.	900	11,547
Morgan Stanley	8,416	164,449
Northern Trust Corp.	1,800	99,990
State Street Corp.	3,600	90,972
T. Rowe Price Group, Inc.	2,000	45,480
The Goldman Sachs Group, Inc.	3,570	325,155
		1,164,947
Commercial Banks 1.7%
BB&T Corp.	4,600	74,198
Comerica, Inc.	1,300	19,513
Fifth Third Bancorp.	4,000	8,440
First Horizon National Corp.	1,400	12,838
Huntington Bancshares, Inc.	2,500	3,650
KeyCorp	3,500	24,535
M&T Bank Corp. (a)	700	25,620
Marshall & Ilsley Corp.	2,200	10,076
PNC Financial Services Group, Inc.	3,446	94,214
Regions Financial Corp.	5,300	18,126
SunTrust Banks, Inc.	2,500	30,075
US Bancorp.	13,900	198,909
Wells Fargo & Co.	33,065	400,086
Zions Bancorp.	900	8,433
		928,713
Consumer Finance 0.3%
American Express Co.	9,200	110,952
Capital One Financial Corp.	2,700	32,535
Discover Financial Services	3,701	21,207
SLM Corp.*	3,300	15,180
		179,874
Diversified Financial Services 2.1%
Bank of America Corp.	49,926	197,208
CIT Group, Inc.	2,000	4,900
Citigroup, Inc. (a)	43,553	65,329
CME Group, Inc.	500	91,200
IntercontinentalExchange, Inc.*	500	28,385
JPMorgan Chase & Co.	29,244	668,225
Leucadia National Corp.*	1,200	17,556
Moody's Corp.	1,600	28,720
NYSE Euronext	1,900	32,072
The NASDAQ OMX Group, Inc.*	1,000	20,900
		1,154,495
Insurance 1.9%
Aflac, Inc.	3,500	58,660
Allstate Corp.	3,997	67,269
American International Group, Inc.	18,933	7,952
Aon Corp.	2,200	84,128
Assurant, Inc.	900	18,360
Chubb Corp.	2,700	105,408
Cincinnati Financial Corp.	1,320	27,113
Genworth Financial, Inc. "A"	3,300	3,993
Hartford Financial Services Group, Inc.	2,200	13,420
Lincoln National Corp.	1,700	14,603
Loews Corp.	2,900	57,565
Marsh & McLennan Companies, Inc.	4,100	73,513
MBIA, Inc.*	1,300	3,562
MetLife, Inc.	6,619	122,187
Principal Financial Group, Inc.	1,968	15,724
Progressive Corp.*	5,700	65,949
Prudential Financial, Inc.	3,607	59,191
The Travelers Companies, Inc.	4,400	159,060
Torchmark Corp.	700	14,420
Unum Group	2,600	26,468
XL Capital Ltd. "A"	2,200	7,282
		1,005,827
Real Estate Investment Trusts 0.7%
Apartment Investment & Management Co. "A" (REIT)	1,170	6,108
AvalonBay Communities, Inc. (REIT)	515	21,846
Boston Properties, Inc. (REIT)	1,100	40,799
Developers Diversified Realty Corp. (REIT)	1,300	3,835
Equity Residential (REIT)	1,900	33,440
HCP, Inc. (REIT)	1,800	32,886
Health Care REIT, Inc. (REIT)	800	24,616
Host Hotels & Resorts, Inc. (REIT)	3,800	14,060
Kimco Realty Corp. (REIT)	1,700	15,045
Plum Creek Timber Co., Inc. (REIT)	1,200	31,476
ProLogis (REIT)	1,700	9,843
Public Storage (REIT)	900	49,932
Simon Property Group, Inc. (REIT)	1,900	62,890
Vornado Realty Trust (REIT)	1,000	32,730
		379,506
Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc. "A"*	1,600	4,624
Thrifts & Mortgage Finance 0.2%
Hudson City Bancorp., Inc.	3,500	36,295
People's United Financial, Inc.	2,900	50,489
		86,784
Health Care 14.2%
Biotechnology 2.1%
Amgen, Inc.*	8,200	401,226
Biogen Idec, Inc.*	2,200	101,288
Celgene Corp.*	3,600	161,028
Cephalon, Inc.*	500	32,795
Genzyme Corp.*	2,100	127,953
Gilead Sciences, Inc.*	7,200	322,560
		1,146,850
Health Care Equipment & Supplies 2.3%
Baxter International, Inc.	4,807	244,725
Becton, Dickinson & Co.	1,900	117,591
Boston Scientific Corp.*	11,900	83,538
C.R. Bard, Inc.	800	64,208
Covidien Ltd.	4,000	126,680
DENTSPLY International, Inc.	1,000	23,120
Hospira, Inc.*	1,400	32,480
Intuitive Surgical, Inc.*	300	27,288
Medtronic, Inc.	8,700	257,433
St. Jude Medical, Inc.*	2,600	86,216
Stryker Corp.	2,000	67,340
Varian Medical Systems, Inc.*	1,100	33,561
Zimmer Holdings, Inc.*	1,900	66,538
		1,230,718
Health Care Providers & Services 2.0%
Aetna, Inc.	3,700	88,319
AmerisourceBergen Corp.	1,300	41,288
Cardinal Health, Inc.	2,800	90,860
CIGNA Corp.	1,900	29,944
Coventry Health Care, Inc.*	1,200	13,824
DaVita, Inc.*	700	32,844
Express Scripts, Inc.*	2,000	100,600
Humana, Inc.*	1,200	28,404
Laboratory Corp. of America Holdings*	872	47,969
McKesson Corp.	2,100	86,142
Medco Health Solutions, Inc.*	3,900	158,262
Patterson Companies, Inc.*	600	10,842
Quest Diagnostics, Inc.	1,200	54,996
Tenet Healthcare Corp.*	2,700	2,997
UnitedHealth Group, Inc.	9,424	185,181
WellPoint, Inc.*	4,000	135,680
		1,108,152
Health Care Technology 0.0%
IMS Health, Inc.	1,500	18,780
Life Sciences Tools & Services 0.4%
Life Technologies Corp.*	1,362	39,702
Millipore Corp.*	400	22,024
PerkinElmer, Inc.	700	9,016
Thermo Fisher Scientific, Inc.*	3,100	112,406
Waters Corp.*	700	24,654
		207,802
Pharmaceuticals 7.4%
Abbott Laboratories	12,004	568,269
Allergan, Inc.	2,500	96,850
Bristol-Myers Squibb Co.	15,424	283,956
Eli Lilly & Co.	7,700	226,226
Forest Laboratories, Inc.*	2,500	53,600
Johnson & Johnson	21,008	1,050,400
King Pharmaceuticals, Inc.*	2,000	14,680
Merck & Co., Inc.	16,513	399,615
Mylan, Inc.*	2,100	26,103
Pfizer, Inc.	52,666	648,318
Schering-Plough Corp.	12,730	221,375
Watson Pharmaceuticals, Inc.*	900	25,443
Wyeth	10,400	424,528
		4,039,363
Industrials 8.9%
Aerospace & Defense 2.5%
Boeing Co.	5,907	185,716
General Dynamics Corp.	2,931	128,437
Goodrich Corp.	1,000	33,140
Honeywell International, Inc.	5,500	147,565
L-3 Communications Holdings, Inc.	900	60,885
Lockheed Martin Corp.	2,530	159,668
Northrop Grumman Corp.	2,500	93,400
Precision Castparts Corp.	1,000	55,430
Raytheon Co.	3,261	130,342
Rockwell Collins, Inc.	1,200	37,440
United Technologies Corp.	7,404	302,305
		1,334,328
Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	1,200	49,656
Expeditors International of Washington, Inc.	1,500	41,325
FedEx Corp.	2,500	108,025
United Parcel Service, Inc. "B"	7,813	321,740
		520,746
Airlines 0.1%
Southwest Airlines Co.	6,800	40,052
Building Products 0.0%
Masco Corp.	2,500	12,875
Commercial Services & Supplies 0.5%
Avery Dennison Corp.	1,100	22,165
Cintas Corp.	1,000	20,290
Iron Mountain, Inc.*	1,200	22,296
Pitney Bowes, Inc.	1,800	34,722
R.R. Donnelley & Sons Co.	1,400	10,906
Republic Services, Inc.	2,600	51,740
Stericycle, Inc.*	600	28,788
Waste Management, Inc.	3,800	102,600
		293,507
Construction & Engineering 0.1%
Fluor Corp.	1,300	43,225
Jacobs Engineering Group, Inc.*	900	30,366
		73,591
Electrical Equipment 0.4%
Cooper Industries Ltd. "A"	1,400	29,526
Emerson Electric Co.	6,300	168,525
Rockwell Automation, Inc.	900	18,090
		216,141
Industrial Conglomerates 1.9%
3M Co.	5,399	245,438
General Electric Co.	82,213	699,633
Textron, Inc.	1,700	9,605
Tyco International Ltd.	3,600	72,180
		1,026,856
Machinery 1.4%
Caterpillar, Inc.	4,800	118,128
Cummins, Inc.	1,520	31,616
Danaher Corp.	2,029	102,992
Deere & Co.	3,400	93,466
Dover Corp.	1,600	39,904
Eaton Corp.	1,300	46,995
Flowserve Corp.	400	20,188
Illinois Tool Works, Inc.	3,100	86,180
Ingersoll-Rand Co., Ltd. "A"	2,828	40,101
ITT Corp.	1,500	56,025
Manitowoc Co., Inc.	900	3,690
PACCAR, Inc.	2,900	72,703
Pall Corp.	700	16,639
Parker Hannifin Corp.	1,300	43,381
		772,008
Professional Services 0.1%
Dun & Bradstreet Corp.	400	29,588
Equifax, Inc.	800	17,200
Monster Worldwide, Inc.*	800	5,272
Robert Half International, Inc.	1,000	15,370
		67,430
Road & Rail 0.8%
Burlington Northern Santa Fe Corp.	2,300	135,171
CSX Corp.	3,100	76,508
Norfolk Southern Corp.	2,900	91,988
Ryder System, Inc.	400	9,144
Union Pacific Corp.	3,842	144,152
		456,963
Trading Companies & Distributors 0.1%
Fastenal Co. (a)	900	27,108
W.W. Grainger, Inc.	500	33,080
		60,188
Information Technology 15.9%
Communications Equipment 2.6%
Ciena Corp.*	900	4,833
Cisco Systems, Inc.*	45,752	666,607
Corning, Inc.	12,300	129,765
Harris Corp.	1,200	44,736
JDS Uniphase Corp.*	1,500	4,140
Juniper Networks, Inc.*	3,800	53,998
Motorola, Inc.	18,900	66,528
QUALCOMM, Inc.	12,928	432,183
Tellabs, Inc.*	2,600	9,880
		1,412,670
Computers & Peripherals 4.6%
Apple, Inc.*	6,938	619,633
Dell, Inc.*	14,200	121,126
EMC Corp.*	16,000	168,000
Hewlett-Packard Co.	19,096	554,357
International Business Machines Corp.	10,413	958,308
Lexmark International, Inc. "A"*	700	11,998
NetApp, Inc.*	2,500	33,600
QLogic Corp.*	1,200	11,064
SanDisk Corp.*	1,600	14,256
Sun Microsystems, Inc.*	5,300	24,804
Teradata Corp.*	1,500	23,190
		2,540,336
Electronic Equipment, Instruments & Components 0.3%
Agilent Technologies, Inc.*	2,500	34,675
Amphenol Corp. "A"	1,200	30,504
FLIR Systems, Inc.*	1,400	28,574
Jabil Circuit, Inc.	1,800	7,452
Molex, Inc.	900	10,233
Tyco Electronics Ltd.	3,300	31,284
		142,722
Internet Software & Services 1.7%
Akamai Technologies, Inc.*	1,200	21,708
eBay, Inc.*	8,700	94,569
Google, Inc. "A"*	1,849	624,943
VeriSign, Inc.*	1,400	27,062
Yahoo!, Inc.*	10,900	144,207
		912,489
IT Services 1.0%
Affiliated Computer Services, Inc. "A"*	800	37,304
Automatic Data Processing, Inc.	3,800	129,770
Cognizant Technology Solutions Corp. "A"*	2,000	36,800
Computer Sciences Corp.*	1,200	41,688
Convergys Corp.*	400	2,580
Fidelity National Information Services, Inc.	1,600	28,000
Fiserv, Inc.*	1,100	35,882
MasterCard, Inc. "A"	600	94,818
Paychex, Inc.	2,500	55,150
Total System Services, Inc.	1,693	21,298
Western Union Co.	5,300	59,148
		542,438
Office Electronics 0.1%
Xerox Corp.	6,000	31,080
Semiconductors & Semiconductor Equipment 2.1%
Advanced Micro Devices, Inc.*	4,500	9,810
Altera Corp.	2,300	35,259
Analog Devices, Inc.	2,400	44,736
Applied Materials, Inc.	9,800	90,258
Broadcom Corp. "A"*	3,400	55,930
Intel Corp.	43,394	552,840
KLA-Tencor Corp.	1,200	20,700
Linear Technology Corp.	1,900	41,420
LSI Corp.*	5,500	15,950
MEMC Electronic Materials, Inc.*	1,600	24,016
Microchip Technology, Inc.	1,200	22,524
Micron Technology, Inc.* (a)	6,200	19,964
National Semiconductor Corp.	1,800	19,620
Novellus Systems, Inc.*	500	6,375
NVIDIA Corp.*	3,900	32,292
Teradyne, Inc.*	1,800	7,434
Texas Instruments, Inc.	9,800	140,630
Xilinx, Inc.	1,900	33,592
		1,173,350
Software 3.5%
Adobe Systems, Inc.*	4,200	70,140
Autodesk, Inc.*	1,800	22,842
BMC Software, Inc.*	1,300	38,519
CA, Inc.	3,300	55,935
Citrix Systems, Inc.*	1,200	24,696
Compuware Corp.*	2,400	14,184
Electronic Arts, Inc.*	2,900	47,299
Intuit, Inc.*	2,500	56,975
McAfee, Inc.*	1,200	33,540
Microsoft Corp.	59,670	963,671
Novell, Inc.*	2,200	6,952
Oracle Corp.*	30,499	473,954
Salesforce.com, Inc.*	700	19,600
Symantec Corp.*	6,300	87,129
		1,915,436
Materials 2.8%
Chemicals 1.7%
Air Products & Chemicals, Inc.	1,600	74,000
CF Industries Holdings, Inc.	400	25,732
Dow Chemical Co.	6,800	48,688
E.I. du Pont de Nemours & Co.	7,187	134,828
Eastman Chemical Co.	600	12,324
Ecolab, Inc.	1,200	38,136
International Flavors & Fragrances, Inc.	400	10,524
Monsanto Co.	4,300	327,961
PPG Industries, Inc.	1,300	40,378
Praxair, Inc.	2,500	141,875
Rohm & Haas Co.	900	46,863
Sigma-Aldrich Corp.	1,000	35,700
		937,009
Construction Materials 0.1%
Vulcan Materials Co. (a)	800	33,128
Containers & Packaging 0.2%
Ball Corp.	800	32,232
Bemis Co., Inc.	900	16,713
Owens-Illinois, Inc.*	1,400	21,588
Pactiv Corp.*	800	12,664
Sealed Air Corp.	900	10,044
		93,241
Metals & Mining 0.7%
AK Steel Holding Corp.	800	4,944
Alcoa, Inc.	6,100	38,003
Allegheny Technologies, Inc.	700	13,769
Freeport-McMoRan Copper & Gold, Inc.	3,266	99,352
Newmont Mining Corp.	3,700	154,031
Nucor Corp.	2,500	84,125
Titanium Metals Corp.	700	4,088
United States Steel Corp.	863	16,975
		415,287
Paper & Forest Products 0.1%
International Paper Co.	3,000	17,070
MeadWestvaco Corp.	1,000	9,340
Weyerhaeuser Co.	1,800	43,488
		69,898
Telecommunication Services 3.7%
Diversified Telecommunication Services 3.4%
AT&T, Inc.	45,996	1,093,325
CenturyTel, Inc.	800	21,064
Embarq Corp.	1,166	40,775
Frontier Communications Corp.	1,600	11,520
Qwest Communications International, Inc. (a)	11,200	37,968
Verizon Communications, Inc.	22,058	629,315
Windstream Corp.	3,500	26,110
		1,860,077
Wireless Telecommunication Services 0.3%
American Tower Corp. "A"*	3,200	93,184
Sprint Nextel Corp.*	23,700	77,973
		171,157
Utilities 4.1%
Electric Utilities 2.3%
Allegheny Energy, Inc.	1,100	26,004
American Electric Power Co., Inc.	3,092	86,731
Duke Energy Corp.	9,500	127,965
Edison International	2,700	73,494
Entergy Corp.	1,495	100,748
Exelon Corp.	5,100	240,822
FirstEnergy Corp.	2,271	96,654
FPL Group, Inc.	3,054	138,438
Pepco Holdings, Inc.	1,700	25,500
Pinnacle West Capital Corp.	800	21,008
PPL Corp.	2,900	80,881
Progress Energy, Inc.	2,000	70,840
Southern Co.	5,953	180,435
		1,269,520
Gas Utilities 0.2%
EQT Corp.	1,100	33,825
Nicor, Inc.	500	15,690
Questar Corp.	1,300	37,479
		86,994
Independent Power Producers & Energy Traders 0.1%
AES Corp.*	5,900	37,170
Constellation Energy Group, Inc.	1,400	27,664
Dynegy, Inc. "A"*	3,500	4,550
		69,384
Multi-Utilities 1.5%
Ameren Corp.	1,800	42,804
CenterPoint Energy, Inc.	3,100	31,992
CMS Energy Corp.	2,300	25,438
Consolidated Edison, Inc.	2,100	76,041
Dominion Resources, Inc.	4,300	129,774
DTE Energy Co.	1,400	37,478
Integrys Energy Group, Inc.	700	16,835
NiSource, Inc.	2,500	21,875
PG&E Corp.	2,800	107,016
Public Service Enterprise Group, Inc.	4,000	109,160
SCANA Corp.	900	27,117
Sempra Energy	1,900	78,983
TECO Energy, Inc.	1,900	18,221
Wisconsin Energy Corp.	1,000	39,820
Xcel Energy, Inc.	3,700	65,638
		828,192
Total Common Stocks (Cost $59,063,688)		49,784,202

	Principal Amount ($)	Value ($)

Government & Agency Obligations 6.5%
US Treasury Obligations
US Treasury Bills:
0.05%**, 6/18/2009 (b)	685,000	684,379
0.1%**, 5/14/2009 (b)	120,000	119,947
0.14%**, 6/18/2009 (b)	1,382,000	1,380,748
0.15%**, 6/11/2009 (b)	1,405,000	1,403,869
Total Government & Agency Obligations (Cost $3,589,348)		3,588,943

	Shares	Value ($)

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 1.05% (c) (d) (Cost $376,725)	376,725	376,725

Cash Equivalents 1.3%
Cash Management QP Trust, 0.85% (c) (Cost $718,320)	718,320	718,320
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $63,748,081)+	99.6	54,468,190
Other Assets and Liabilities, Net	0.4	194,324
Net Assets	100.0	54,662,514
* Non-income producing security.
** Annualized yield at time of purchase: not a coupon rate.
+ The cost for federal income tax purposes was $68,136,723. At February 28, 2009, net unrealized depreciation for all securities based on tax cost was $13,668,533. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,157,564 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,826,097.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2009 amounted to $299,832, which is 0.5% of net assets.
(b) At February 28, 2009, these securities have been pledged in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
REIT: Real Estate Investment Trust

At February 28, 2009, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
AEX Index	3/20/2009	11	661,715	611,778	(49,937)
ASX SPI 200 Index	3/19/2009	28	1,615,928	1,484,291	(131,637)
DAX Index	3/20/2009	1	157,933	121,942	(35,991)
DJ Euro Stoxx 50 Indes	3/20/2009	58	1,808,731	1,452,208	(356,523)
Federal Republic of Germany Euro-Bund	3/6/2009	73	11,547,000	11,540,456	(6,544)
FTSE 100 Index	3/20/2009	45	2,752,752	2,452,868	(299,884)
Hang Seng Index	3/30/2009	6	499,057	491,203	(7,854)
NASDAQ E- Mini 100 Index	3/20/2009	4	95,779	89,360	(6,419)
S&P 500 Index	3/19/2009	24	5,260,101	4,405,200	(854,901)
S&P E-Mini 500 Index	3/20/2009	16	622,025	587,360	(34,665)
S&P MIB Index	3/20/2009	2	256,033	193,192	(62,841)
United Kingdom Long Gilt Bond	6/26/2009	52	9,023,749	8,874,376	(149,373)
Total unrealized depreciation					(1,996,569)

At February 28, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Canadian Government Bond	6/19/2009	7	687,264	681,512	5,752
10 Year Japanese Government Bond	3/11/2009	6	8,592,164	8,576,259	15,905
10 Year US Treasury Note	6/19/2009	42	5,083,851	5,041,313	42,538
CAC 40 Index	3/20/2009	22	798,867	753,322	45,545
IBEX 35 Index	3/20/2009	12	1,194,413	1,158,926	35,487
Russell 2000 Mini Index	3/20/2009	30	1,474,010	1,165,500	308,510
S&P E-Mini 500 Index	3/20/2009	47	2,051,652	1,725,370	326,282
S&P TSE 60 Index	3/19/2009	3	255,168	230,530	24,638
TOPIX Index	3/12/2009	24	2,083,365	1,872,637	210,728
Total unrealized appreciation					1,015,385

At February 28, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
AUD	346,000	USD	224,403	3/18/2009	2,579
EUR	6,579,000	USD	8,440,462	3/18/2009	112,008
NOK	9,497,000	USD	1,380,027	3/18/2009	34,306
USD	6,227,265	GBP	4,380,000	3/18/2009	22,835
Total unrealized appreciation					171,728
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	2,471,149	CAD	3,077,000	3/18/2009	(49,546)
USD	2,602,368	CHF	3,029,000	3/18/2009	(6,824)
USD	1,979,922	JPY	178,688,000	3/18/2009	(152,006)
USD	277,581	NZD	538,000	3/18/2009	(7,383)
USD	2,828,606	SEK	23,761,000	3/18/2009	(196,281)
Total unrealized depreciation					(412,040)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments please, refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 50,160,927	$ (981,184)
Level 2	4,307,263	(240,312)
Level 3	—	—
Total	$ 54,468,190	$ (1,221,496)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2009
Assets
Investments: Investments in securities, at value (cost $62,653,036) — including $299,832 of securities loaned	$ 53,373,145
Investment in Daily Assets Fund Institutional (cost $376,725)*	376,725
Investment in Cash Management QP Trust (cost $718,320)	718,320
Total investments, at value (cost $63,748,081)	54,468,190
Cash	8,998
Foreign currency, at value (cost $4,100)	4,100
Deposits with broker on open forward foreign currency exchange and futures contracts	1,300,076
Receivable for investments sold	49,776
Receivable for Fund shares sold	82,120
Interest receivable	13,372
Dividends receivable	203,438
Unrealized appreciation on forward foreign currency exchange contracts	171,728
Due from Advisor	52,132
Other assets	26,636
Total assets	56,380,566
Liabilities
Payable upon return of securities loaned	376,725
Payable for investments purchased	37,763
Payable for Fund shares redeemed	398,063
Payable for daily variation margin on open futures contracts	406,010
Unrealized depreciation on forward foreign currency exchange contracts	412,040
Accrued unitary fee	23,110
Accrued management fee	3,485
Other accrued expenses and payables	60,856
Total liabilities	1,718,052
Net assets, at value	$ 54,662,514
* Represent collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2009 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(333,499)
Net unrealized appreciation (depreciation) on: Investments	(9,279,891)
Futures	(981,184)
Foreign currency	(240,725)
Accumulated net realized gain (loss)	(15,096,204)
Paid-in capital	80,594,017
Net assets, at value	$ 54,662,514
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($20,480,739 ÷ 2,825,248 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.25
Maximum offering price per share (100 ÷ 94.25 of $7.25)	$ 7.69

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,368,059 ÷ 475,918 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.08

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,351,475 ÷ 754,270 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.09
Class R Net Asset Value, offering and redemption price(a) per share ($1,147,072 ÷ 160,042 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.17
Class S Net Asset Value, offering and redemption price(a) per share ($24,315,169 ÷ 3,384,189 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.18
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended February 28, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $96)	$ 1,945,935
Interest — Cash Management QP Trust	43,346
Interest	3,043
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	28,051
Total Income	2,020,375
Expenses: Unitary fee	49,241
Management fee	283,625
Administration fee	68,343
Services to shareholders	182,196
Distribution and service fees	200,026
Custodian fee	14,347
Legal	31,234
Audit and tax fees	60,500
Trustees' fees and expenses	5,302
Reports to shareholders	69,074
Registration fees	74,572
Other	21,728
Total expenses before expense reductions	1,060,188
Expense reductions	(130,525)
Total expenses after expense reductions	929,663
Net investment income (loss)	1,090,712
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(11,736,477)
Futures	(565,897)
Foreign currency	(723,686)
(13,026,060)
Change in net unrealized appreciation (depreciation) on: Investments	(24,510,775)
Futures	(971,676)
Foreign currency	(240,733)
(25,723,184)
Net gain (loss)	(38,749,244)
Net increase (decrease) in net assets resulting from operations	$ (37,658,532)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended February 28, 2009	Year Ended February 29, 2008
Operations: Net investment income (loss)	$ 1,090,712	$ 739,794
Net realized gain (loss)	(13,026,060)	4,020,454
Change in net unrealized appreciation (depreciation)	(25,723,184)	(6,180,821)
Net increase (decrease) in net assets resulting from operations	(37,658,532)	(1,420,573)
Distributions to shareholders from: Net investment income: Class A	(376,946)	(212,118)
Class B	(37,917)	(3,311)
Class C	(60,063)	(6,178)
Class R	(19,704)	(5,746)
Class S	(485,437)	(478,807)
Net realized gains: Class A	—	(2,796,535)
Class B	—	(921,367)
Class C	—	(717,144)
Class R	—	(150,552)
Class S	—	(3,621,685)
Tax return of capital: Class A	—	(43,288)
Class B	—	(14,262)
Class C	—	(11,101)
Class R	—	(2,330)
Class S	—	(56,060)
Total distributions	(980,067)	(9,040,484)
Fund share transactions: Proceeds from shares sold	60,093,586	16,126,033
Reinvestment of distributions	945,279	8,688,804
Cost of shares redeemed	(54,929,316)	(28,595,078)
Redemption fees	19,197	76
Net increase (decrease) in net assets from Fund share transactions	6,128,746	(3,780,165)
Increase (decrease) in net assets	(32,509,853)	(14,241,222)
Net assets at beginning of period	87,172,367	101,413,589
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $333,499 and $863, respectively)	$ 54,662,514	$ 87,172,367

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended February 28,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 13.79	$ 12.80	$ 12.04	$ 11.30
Income (loss) from investment operations: Net investment income (loss)[a]	.15	.10	.10[d]	.08	.09
Net realized and unrealized gain (loss)	(5.03)	(.33)	1.36	.76	.73
Total from investment operations	(4.88)	(.23)	1.46	.84	.82
Less distributions from: Net investment income	(.14)	(.09)	(.09)	(.08)	(.08)
Net realized gains	—	(1.18)	(.38)	—	—
Tax return of capital	—	(.02)	—	—	—
Total distributions	(.14)	(1.29)	(.47)	(.08)	(.08)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 7.25	$ 12.27	$ 13.79	$ 12.80	$ 12.04
Total Return (%)[b,c]	(40.00)	(2.46)	11.39[d]	6.98	7.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	32	34	34	37
Ratio of expenses before expense reductions (%)	1.36	1.29	1.35	1.36	1.27
Ratio of expenses after expense reductions (%)	1.17	1.27	1.32	1.25	1.22
Ratio of net investment income (loss) (%)	1.42	.75	.76[d]	.66	.84
Portfolio turnover rate (%)	75	51	81	85	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class B Years Ended February 28,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.00	$ 13.52	$ 12.60	$ 11.89	$ 11.20
Income (loss) from investment operations: Net investment income (loss)[a]	.06	.01	.01[d]	(.01)	.01
Net realized and unrealized gain (loss)	(4.90)	(.33)	1.32	.74	.71
Total from investment operations	(4.84)	(.32)	1.33	.73	.72
Less distributions from: Net investment income	(.08)	(.00)*	(.03)	(.02)	(.03)
Net realized gains	—	(1.18)	(.38)	—	—
Tax return of capital	—	(.02)	—	—	—
Total distributions	(.08)	(1.20)	(.41)	(.02)	(.03)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 7.08	$ 12.00	$ 13.52	$ 12.60	$ 11.89
Total Return (%)[b,c]	(40.45)	(3.10)	10.49[d]	6.16	6.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	9	12	13	15
Ratio of expenses before expense reductions (%)	2.13	2.01	2.10	2.10	2.00
Ratio of expenses after expense reductions (%)	1.93	1.99	2.07	2.00	1.99
Ratio of net investment income (loss) (%)	.65	.02	.01[d]	(.09)	.07
Portfolio turnover rate (%)	75	51	81	85	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class C Years Ended February 28,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.03	$ 13.55	$ 12.63	$ 11.92	$ 11.21
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.01	.01[d]	(.01)	.01
Net realized and unrealized gain (loss)	(4.93)	(.32)	1.32	.74	.73
Total from investment operations	(4.86)	(.31)	1.33	.73	.74
Less distributions from: Net investment income	(.08)	(.01)	(.03)	(.02)	(.03)
Net realized gains	—	(1.18)	(.38)	—	—
Tax return of capital	—	(.02)	—	—	—
Total distributions	(.08)	(1.21)	(.41)	(.02)	(.03)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 7.09	$ 12.03	$ 13.55	$ 12.63	$ 11.92
Total Return (%)[b]	(40.52)[c]	(3.06)	10.48[c,d]	6.15[c]	6.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	8	9	13
Ratio of expenses before expense reductions (%)	2.04	1.95	2.04	2.02	1.94
Ratio of expenses after expense reductions (%)	1.92	1.95	2.03	1.99	1.94
Ratio of net investment income (loss) (%)	.67	.06	.05[d]	(.08)	.12
Portfolio turnover rate (%)	75	51	81	85	64
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class R Years Ended February 28,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.13	$ 13.64	$ 12.69	$ 11.94	$ 11.22
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.07	.07[c]	.05	.07
Net realized and unrealized gain (loss)	(4.96)	(.34)	1.33	.76	.72
Total from investment operations	(4.84)	(.27)	1.40	.81	.79
Less distributions from: Net investment income	(.12)	(.04)	(.07)	(.06)	(.07)
Net realized gains	—	(1.18)	(.38)	—	—
Tax return of capital	—	(.02)	—	—	—
Total distributions	(.12)	(1.24)	(.45)	(.06)	(.07)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 7.17	$ 12.13	$ 13.64	$ 12.69	$ 11.94
Total Return (%)	(40.10)[b]	(2.66)	10.93[c]	6.76[b]	7.09[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	1	3	2
Ratio of expenses before expense reductions (%)	1.63	1.52	1.57	1.60	1.52
Ratio of expenses after expense reductions (%)	1.42	1.52	1.57	1.51	1.46
Ratio of net investment income (loss) (%)	1.16	.49	.51[c]	.40	.60
Portfolio turnover rate (%)	75	51	81	85	64
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Class S Years Ended February 28,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 12.15	$ 13.69	$ 12.70	$ 11.94	$ 11.20
Income (loss) from investment operations: Net investment income (loss)[a]	.18	.15	.14[c]	.11	.12
Net realized and unrealized gain (loss)	(4.99)	(.33)	1.35	.75	.73
Total from investment operations	(4.81)	(.18)	1.49	.86	.85
Less distributions from: Net investment income	(.16)	(.16)	(.12)	(.10)	(.11)
Net realized gains	—	(1.18)	(.38)	—	—
Tax return of capital	—	(.02)	—	—	—
Total distributions	(.16)	(1.36)	(.50)	(.10)	(.11)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 7.18	$ 12.15	$ 13.69	$ 12.70	$ 11.94
Total Return (%)[b]	(39.87)	(2.15)	11.66[c]	7.20	7.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	38	46	36	38
Ratio of expenses before expense reductions (%)	1.10	1.00	1.09	1.13	1.01
Ratio of expenses after expense reductions (%)	.94	.97	1.03	1.01	.98
Ratio of net investment income (loss) (%)	1.65	1.04	1.05[c]	.90	1.08
Portfolio turnover rate (%)	75	51	81	85	64
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS S&P 500 Plus Fund (formerly DWS Enhanced S&P 500 Index Fund) (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Upon entering into a forward currency contract, the Fund may be required to deposit cash collateral with the broker. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may utilize futures contracts as part of its global tactical asset allocation overlay strategy or to keep cash on hand to meet shareholder redemption or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At February 28, 2009 the Fund had a net tax basis capital loss carryforward of approximately $423,000, which may have applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2017, the expiration date whichever occurs first.

In addition, from November 1, 2008 through February 28, 2009, the Fund incurred approximately $10,504,000 of net realized capital losses and $576,000 of currency losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ending February 28, 2010.

The Fund has reviewed the tax positions for the open tax years as of February 28, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 28, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (423,000)
Net unrealized appreciation (depreciation) on investments	$ (13,668,533)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended February 28, 2009	Year Ended February 29, 2008
Distributions from ordinary income	$ 980,067	$ 2,793,328*
Distributions from long-term capital gains	$ —	$ 6,120,115
Tax return of capital	$ —	$ 127,041
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended February 28, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $57,308,348 and $57,907,962, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Prior to December 31, 2008, pursuant to a written contract, Northern Trust Investments, N.A. ("NTI") served as subadvisor to the Fund and was paid by the Advisor for its services. While serving as subadvisor, NTI was responsible for the day-to-day management of the Fund. On October 27, 2008, shareholders of the Fund approved a new Investment Management and Unitary Fee Agreement with the Advisor. Effective January 1, 2009, the Advisor assumed all day-to-day advisory responsibilities that were previously delegated to NTI.

Under the Investment Management Agreement with the Advisor through December 31, 2008, the Fund paid a monthly management fee based on the Fund's average daily net assets computed and accrued daily and paid monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.415%
Next $500 million of such net assets	.390%
Over $1.0 billion of such net assets	.365%

Accordingly, for the period from March 1, 2008 through December 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.415% of the Fund's average daily net assets.

For the period from March 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.22%
Class B	1.97%
Class C	1.97%
Class R	1.47%
Class S	.97%

Effective October 1, 2008 through December 31, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.28%
Class B	2.03%
Class C	2.03%
Class R	1.53%
Class S	1.03%

For the period ended December 31, 2008, the Advisor reimbursed the Fund $11,573 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provided most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from March 1, 2008 through December 31, 2008, the Advisor received an Administration Fee of $68,343, all of which was paid. Effective December 31, 2008, the Administrative Services Agreement was terminated.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC had delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensated DST out of the shareholder servicing fee it received from the Fund. For the period from March 1, 2008 through December 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 56,772	$ 46,758
Class B	13,492	10,854
Class C	8,982	7,063
Class R	1,328	1,328
Class S	65,533	50,597
	$ 146,107	$ 116,600

Unitary Fee. Effective January 1, 2009, under the Investment Management and Unitary Fee Agreement, the Fund pays the Advisor an annual fee ("Unitary Fee") of 0.50% of the Fund's average daily net assets, computed and accrued daily, and payable monthly.

The Unitary Fee covers the Advisor's investment management services as well as all other day-to-day expenses in the ordinary course of the Fund's business, except for distribution and service fees and expenses, portfolio transaction and other investment-related costs, interest expense, taxes and extraordinary expenses (as determined by the Fund's Board).

Beginning on January 1, 2010, the Unitary Fee will continue to be calculated daily and paid monthly, but will equal an annual rate of 0.50% (the "Base Fee"), adjusted as described below, of the Fund's average daily net assets for the previous 365-day period ("Performance Period"). The Base Fee will be adjusted to as high as 1.00% or as low as zero, depending on how the Fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (the "Performance Benchmark") over the Performance Period. If the Fund's investment performance equals the Performance Benchmark, then DIMA will earn the Base Fee of 0.50%. If the Fund's investment performance falls below the Performance Benchmark, then the Unitary Fee will decrease by the difference between them, but not below zero. If the Fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee will increase by the difference between them, but not above 1.00%.

Because of any adjustment to the Unitary Fee is based upon how Class S shares perform relative to a market-based benchmark, the Advisor could receive a positive performance adjustment even if the Fund has a negative return. The amount of the performance adjustment will also be affected by changes in the size of the Fund over the Performance Period.

For the period from January 1, 2009 through February 28, 2009, the Advisor received a Unitary Fee of $49,241.

Distribution and Services Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended February 28, 2009 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2009
Class B	$ 45,423	$ 2,290
Class C	50,194	3,532
Class R	3,896	487
	$ 99,513	$ 6,309

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 28, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at February 28, 2009	Annual Effective Rate
Class A	$ 65,459	—	$ 4,325.24%
Class B	14,529	—	978.24%
Class C	16,750	—	1,008.25%
Class R	3,775	1,681	501.13%
	$ 100,513	$ 1,681	$ 6,812

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended February 28, 2009 aggregated $11,385.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended February 28, 2009, the CDSC for Class B and C shares aggregated $10,022 and $1,324, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Through December 31, 2008, under an agreement with DIMA, DIMA was compensated for providing typesetting and certain regulatory filing services to the Fund. Effective January 1, 2009, these services are included as part of the Unitary Fee. For the period ended December 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $38,268, all of which was paid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended February 28, 2009, the Fund paid its allocated portion of the retirement benefit of $465 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

Through December 31, 2008, the Fund had entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. For the period ended December 31, 2008, the Fund's custodian fees were reduced by $73 and $133, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended February 28, 2009		Year Ended February 29, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,411,473	$ 13,732,545	627,758	$ 8,633,976
Class B	89,111	842,851	43,265	591,568
Class C	351,151	3,200,012	100,093	1,383,732
Class R	76,023	761,210	92,245	1,283,428
Class S	4,508,667	41,556,968	301,731	4,233,329
		$ 60,093,586		$ 16,126,033
Shares issued to shareholders in reinvestment of distributions
Class A	40,515	$ 365,041	218,046	$ 2,981,972
Class B	4,021	35,420	62,847	843,611
Class C	6,220	54,975	48,205	647,343
Class R	2,196	19,591	10,813	145,303
Class S	52,660	470,252	300,062	4,070,575
		$ 945,279		$ 8,688,804
Shares redeemed
Class A	(1,223,263)	$ (12,632,278)	(681,696)	$ (9,456,196)
Class B	(341,383)	(3,675,867)	(289,332)	(3,958,446)
Class C	(224,892)	(2,308,572)	(151,363)	(2,102,052)
Class R	(48,434)	(465,182)	(79,599)	(1,100,812)
Class S	(4,269,398)	(35,847,417)	(846,076)	(11,977,572)
		$ (54,929,316)		$ (28,595,078)
Redemption fees		$ 19,197		$ 76
Net increase (decrease)
Class A	228,725	$ 1,465,849	164,108	$ 2,159,812
Class B	(248,251)	(2,797,593)	(183,220)	(2,523,266)
Class C	132,479	946,706	(3,065)	(70,977)
Class R	29,785	315,626	23,459	327,932
Class S	291,929	6,198,158	(244,283)	(3,673,666)
		$ 6,128,746		$ (3,780,165)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Value Equity Trust and the Shareholders of DWS S&P 500 Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS S&P 500 Plus Fund (formerly DWS Enhanced S&P 500 Index Fund) (the "Fund") at February 28, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts April 27, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended February 28, 2009 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $2,141,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of February 28, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and S
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	OUTDX	OUTBX	OUTCX	SSFFX
CUSIP Number	23338K 100	23338K 209	23338K 308	23338K 506
Fund Number	410	610	710	2310
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, February 28, 2009, DWS S&P 500 Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS S&P 500 PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended February 28,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$53,550	$0	$0	$0
2008	$53,250	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year February 28,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$19,000	$0
2008	$21,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended February 28,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$19,000	$0	$19,000
2008	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        April 28, 2009